EXHIBIT 99.5
                                                             ------------



                           JOINT FILING AGREEMENT

        The undersigned hereby agree that statements on Schedules 13D and Forms 3, 4 and 5 with respect to the shares of common stock of EarthShell Corporation and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended.
   The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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                                 Signatures

        After reasonable inquiry and to the best of each of the undersigned's knowledge and belief, each of the undersigned certifies that the information set forth in the statement is true, complete and correct.

                            RENEWABLE PRODUCTS LLC

                            By its manager, TSCP Machinery & Processing
                            Group, LLC

                                 By Thompson Street Capital Partners,
                                 L.P.

                                      By Thompson Street Capital GP LLC


                                           By:  /s/ James A. Cooper
                                                ------------------------
                                                James A. Cooper
                                                Managing Member

                            TSCP MACHINERY & PROCESSING GROUP, LLC

                            By Thompson Street Capital Partners, L.P.

                                 By Thompson Street Capital GP LLC


                                      By:  /s/ James A. Cooper
                                           -----------------------------
                                           James A. Cooper
                                           Managing Member

                            THOMPSON STREET CAPITAL PARTNERS, L.P.

                            By Thompson Street Capital GP LLC


                                 By:  /s/ James A. Cooper
                                      ----------------------------------
                                      James A. Cooper
                                      Managing Member

                            THOMPSON STREET CAPITAL GP LLC


                            By:  /s/ James A. Cooper
                                 ---------------------------------------
                                 James A. Cooper
                                 Managing Member




                                 /s/ James A. Cooper
                                 ---------------------------------------
                                 JAMES A. COOPER, individually


                                 /s/ Peter S. Finley
                                 ---------------------------------------
                                 PETER S. FINLEY, individually